BLACKROCK TECHNOLOGY FUND, INC.

SUPPLEMENT DATED JANUARY 18, 2008
TO THE PROSPECTUS DATED JULY 23, 2007

Effective January 18, 2008, the following changes are made to the Prospectus of BlackRock Technology Fund, Inc.

The section in the Prospectus captioned “How the Fund Invests -- About the Portfolio Manager” on page 9 is amended as follows:

The description of the Fund’s portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals that consists of Thomas P. Callan, Erin Xie, and Jean M. Rosenbaum.

In addition, in the section captioned “Management of the Fund – BlackRock Advisors, LLC,” the discussion of the Fund’s portfolio manager beginning on page 42 is deleted in its entirety and replaced with the following:

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Erin Xie, PhD, Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.  The fund management team also manages the Global Science and Technology Opportunities Portfolio of BlackRock Funds.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is a manager and strategist for all of the team’s portfolios.  He is a member of the BlackRock Equity Operating Committee.  Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie is a member of the BlackRock Global Opportunities Team.  She joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005.  Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund from 2001 to 2005, becoming a portfolio manager in 2003.  Prior to joining SSRM, she served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team.  She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products.  Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares, please see the Statement of Additional Information.

Code # 19027-0707SUP